Exhibit 10.1

PLEDGE SECURITY AGREEMENT

1. Security Interest. HARLEYSVILLE NATIONAL CORPORATION, a corporation organized under the law of Pennsylvania and having its chief executive office at 483 Main Street, Harleysville, Pennsylvania 19438 (“Pledgor”), hereby pledges, transfers, assigns, and grants to FIRST NIAGARA FINANCIAL GROUP, INC., a business corporation organized under the law of Delaware with its chief executive office at 726 Exchange Street, Suite 618, Buffalo, New York 14210, (“Secured Party”), a security interest (“Security Interest”) in the following described personal property, in all dividends, distributions or other payments in respect thereof, in all increases or profits received therefrom, in all substitutions therefor, and in all proceeds thereof in any form, including, without limitation, all property described in any schedule from time to time delivered by Pledgor to Secured Party and any and all other guaranties and collateral granted in connection therewith: All of Pledgor’s right, title and interest in and to and all benefits arising in respect of the collateral described in Schedule A attached hereto and made a part hereof and any replacements, renewals or extensions thereof, together with all collateral documents now or hereafter granted by Pledgor to Secured Party including as listed on Schedule A (“Collateral”). This Pledge Security Agreement is hereinafter referred to as this “Agreement.”

2. Indebtedness Secured. The Security Interest secures payment of (a) any and all indebtedness of Pledgor to Secured Party or one or more of its affiliates, whether now existing or hereafter incurred, of every kind and character, direct or indirect, and whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred pursuant to that certain $35,000,000 Promissory Note (the “Note”) issued by Pledgor to Secured Party as of the date hereof and (b) any and all other indebtedness for borrowed money incurred by Pledgor to Secured Party after the date of this Agreement, together with all interest provided therein or in any instrument, document, or agreement (including this Agreement) which accrues on any indebtedness until payment of such indebtedness in full (collectively, the “Indebtedness”).

3. Representations and Warranties of Pledgor. Pledgor represents and warrants and, so long as any Indebtedness remains unpaid, shall be deemed continuously to represent and warrant that:

(a) Pledgor is the owner of the Collateral free and clear of all security interests, liens or other encumbrances, except the Security Interest;

(b) The Collateral represents all of the issued and outstanding shares of capital stock of Harleysville National Bank and Trust Company;

(c) Pledgor has the power and authority to own the Collateral, to grant the Security Interest and to enter into and perform this Agreement and any other document or instrument delivered in connection herewith;

(d) The Collateral will be delivered to Secured Party or one or more of its affiliates duly endorsed or otherwise adequately assigned by Pledgor to the order of Secured Party, but if Secured Party does not require such delivery, then Pledgor will deliver the Collateral to Secured Party upon Secured Party’s request.

4. COVENANTS OF PLEDGOR.

(a) Pledgor will defend, and will cooperate with Secured Party in its defense of, the Collateral against the claims and demands of all other parties including, without limitation, defenses, setoffs, claims and counterclaims asserted by any obligor against Pledgor and/or Secured Party, will keep the Collateral free from all security interests, liens or other encumbrances (other than the Security Interest), and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party;

(b) Pledgor will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete records concerning the Collateral, and at Secured Party’s request, Pledgor will mark any and all such records to indicate the Security Interest and will permit Secured Party or its agents to inspect the Collateral and to audit and make extracts from such records or any of Pledgor’s books, ledgers, financial reports, correspondence or other records upon reasonable prior notice to Pledgor;

(c) Without thirty (30) days prior written notice to Secured Party, Pledgor will not change its business addresses or chief executive office, will not change the address at which all records concerning the Collateral are kept or will not make any change in Pledgor’s name, identity or organizational status;

(d) Pledgor will pay all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral other than taxes, assessments, fees and charges being contested in good faith by appropriate proceedings being diligently pursued;

(e) Regardless of whether an Event of Default has occurred, upon reasonable prior notice to Pledgor (unless Secured Party determines that emergent circumstances make such prior notice detrimental), Secured Party may contact the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation or any other federal or state banking regulator in connection with its efforts to preserve the value of, or realize on, the Collateral, and Pledgor will cooperate with the reasonable requests of Secured Party in connection with such efforts.

(f) Pledgor will cause the stock certificates delivered by Pledgor to Secured Party under this Agreement to at all times evidence all of the issued and outstanding shares of capital stock of Harleysville National Bank and Trust Company.

(g) Pledgor will execute and deliver to Secured Party such financing statements, assignments and other documents and will take such other actions relating to the Security Interest and the perfection thereof as Secured Party may reasonably request and will pay all reasonable costs of filing financing statements, assignments and other documents in all public offices requested by Secured Party, as evidenced by proper documentation setting forth in reasonable detail such costs delivered to Pledgor by Secured Party concurrently with such request.

(h) Pledgor will deliver to Secured Party, within ten (10) business days of each month end following termination of the Merger Agreement, a calculation of its regulatory capital and capital status under 12 C.F.R. Section 6.4, together with the relevant work papers supporting such calculation, which calculation shall be certified by the chief financial officer of Pledgor.

5. INCOME FROM COLLATERAL; VOTING RIGHTS.

(a) Until the occurrence of an Event of Default which is continuing, Pledgor shall have the right to receive all dividends, distributions or other payments in respect of the Collateral, and if Secured Party receives any such payments prior to such Event of Default, Secured Party shall pay the same promptly to Pledgor.

(b) Upon the occurrence of an Event of Default which is continuing, Pledgor will not demand or receive any dividend, distribution or other payment in respect of the Collateral, and if Pledgor receives any such payment, same shall be held by Pledgor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of Pledgor and shall be delivered to Secured Party in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. Secured Party may apply the net cash receipts from such payment to the Indebtedness, provided that Secured Party shall account for and pay over to Pledgor any such payment remaining after payment in full of the Indebtedness.

(c) Until the occurrence of an Event of Default which is continuing, Pledgor will be entitled to exercise all voting and other consensual rights with respect to the Collateral for any purpose not inconsistent with the terms of the Note, this Agreement and the Merger Agreement and to receive and retain all dividends, distributions and other payments in respect of the Collateral to the extent permitted under the Note, this Agreement and the Merger Agreement. Upon the occurrence of an Event of Default, all rights of Pledgor to exercise voting and other consensual rights with respect to the Collateral will cease, and all these rights and other rights described in this Section 5(c) will immediately become vested solely in Secured Party.

6. REMEDIES UPON DEFAULT.

For the avoidance of doubt, the occurrence of an Event of Default under the Note shall alone constitute an Event of Default under this Agreement.

(a) Upon the occurrence of an Event of Default which is continuing, Secured Party’s rights and remedies with respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Pledgor and Secured Party. Without in any way limiting the foregoing, Secured Party, upon the occurrence and during the continuance of an Event of Default, may at any time and from time to time, with or without judicial process, enter upon any premises in which any Collateral may be located and, without resistance or interference by Pledgor, take possession of the Collateral; and/or dispose of any Collateral on any such premises; and/or require Pledgor to assemble and make available to Secured Party at the expense of Pledgor any Collateral at any place or time designated by Secured Party; and/or remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof. Secured Party may apply the net proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorney’s fees and all legal, travel and other expenses incurred by Secured Party in attempting to collect any part of the Indebtedness or enforcing this Agreement; and then to the Indebtedness in such order of application as Secured Party may elect; and Pledgor shall remain liable and will pay to Secured Party on demand the amount of any deficiency remaining, together with interest thereon at the highest rate then payable on the Indebtedness.

(b) Without in any way requiring notice to be given in the following manner, Pledgor agrees that any notice by Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Pledgor if such notice is mailed by regular mail, postage prepaid, at least ten (10) days prior to such action, to the address set forth above as the location of Pledgor’s chief executive office or to any other address which Pledgor has specified in writing to Secured Party as the address to which notices hereunder shall be given to Pledgor.

(c) Pledgor agrees to pay on demand all reasonable costs and expenses incurred by Secured Party in enforcing this Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any Indebtedness or any guaranty thereof, including, without limitation, if Secured Party retains counsel for advice, suit, insolvency proceedings or any of the above purposes, the reasonable counsel’s fees and expenses incurred by Secured Party.

7. MISCELLANEOUS.

(a) Pledgor hereby appoints Secured Party as attorney-in-fact of Pledgor, irrevocably and with power of substitution, in the same manner, to the same extent and with the same effect as if Pledgor were to do the same, upon the occurrence and during the continuance of an Event of Default (i) to make, adjust or settle and receive payment on any insurance claims with respect to the Collateral; (ii) to endorse the name of Pledgor on any instruments, documents or other evidences of the Collateral that may come into Secured Party’s possession; (iii) to execute proofs of claim and loss; (iv) to execute endorsements, assignments or other instruments of conveyance or transfer; and (v) to perform all other acts which Secured Party deems appropriate to protect and preserve the Collateral and to enforce the terms of this Agreement. Any agency created under this Section 7(a) shall not terminate until the Event of Default that gives rise to such agency is no longer continuing.

(b) Upon Pledgor’s failure to perform any of its duties hereunder, Secured Party may, but shall not be obligated to, perform any or all such duties, including, without limitation, payment of taxes, assessments, insurance and other charges and expenses as herein provided, and Pledgor shall pay an amount equal to the cost thereof to Secured Party on demand of Secured Party. Payment of all moneys hereunder shall be deemed Indebtedness.

(c) No course of dealing between Pledgor and Secured Party and no delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Pledgor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Pledgor. All rights and remedies of Secured Party hereunder are cumulative.

(d) Secured Party shall have no obligation to take, and Pledgor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any instrument constituting Collateral, whether or not in Secured Party’s possession. Secured Party shall not be responsible to Pledgor for loss or damage resulting from Secured Party’s failure to enforce or collect any such Collateral or to collect any moneys due or to become due thereunder. Pledgor waives protest of any instrument constituting Collateral at any time held by Secured Party on which Pledgor is in any way liable and waives notice of any other action taken by Secured Party.

(e) The rights and benefits of Secured Party hereunder shall, if Secured Party so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof.

(f) The terms Secured Party and Pledgor as used herein shall include the successors or assigns of those parties. Capitalized terms used but not defined in this Agreement shall have their meanings set forth in the Note.

(g) No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement subscribed by Pledgor and by a duly authorized officer of Secured Party.

(h) This Agreement and the transaction evidenced hereby shall be construed under the laws of New York State, as the same may from time to time be in effect. All terms, unless otherwise defined in this Agreement or in the Note, shall have the definitions set forth in the Uniform Commercial Code adopted in New York State, as the same may from time to time be in effect. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

(i) PLEDGOR KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY (i) CONSENTS IN EACH ACTION AND OTHER LEGAL PROCEEDING COMMENCED BY SECURED PARTY AND ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL TO THE NONEXCLUSIVE PERSONAL JURISDICTION OF ANY COURT THAT IS EITHER A COURT OF RECORD OF THE STATE OF NEW YORK OR A COURT OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK, (ii) WAIVES EACH OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING, (iii) WAIVES PERSONAL SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING, (iv) CONSENTS TO THE MAKING OF SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING BY REGISTERED MAIL DIRECTED TO PLEDGOR AT THE LAST ADDRESS OF PLEDGOR SHOWN IN THE RECORDS RELATING TO THIS AGREEMENT MAINTAINED BY SECURED PARTY, WITH SUCH SERVICE OF PROCESS TO BE DEEMED COMPLETED UPON RECEIPT THEREOF, (v) WAIVES IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING EACH RIGHT TO ASSERT ANY NONMANDATORY COUNTERCLAIM, ANY SETOFF OR ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR CLAIM OF LACHES, (vi) WAIVES EACH RIGHT TO ATTACK ANY FINAL NON-APPEALABLE JUDGMENT THAT IS OBTAINED AS A RESULT OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING AND (vii) CONSENTS TO EACH SUCH FINAL NON-APPEALABLE JUDGMENT BEING SUED UPON IN ANY COURT HAVING JURISDICTION WITH RESPECT THERETO AND ENFORCED IN THE JURISDICTION IN WHICH SUCH COURT IS LOCATED AS IF ISSUED BY SUCH COURT.

(j) PLEDGOR (i) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT PLEDGOR MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND EACH RIGHT TO ASSERT ANY CLAIM FOR DAMAGES (INCLUDING, BUT NOT LIMITED TO, PUNITIVE DAMAGES) IN ADDITION TO ACTUAL DAMAGES IN, ANY ACTION OR OTHER LEGAL

PROCEEDING, WHETHER BASED ON ANY CONTRACT OR NEGLIGENT, INTENTIONAL OR OTHER TORT OR OTHERWISE, ARISING OUT OF OR OTHERWISE RELATING TO (A) THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL, (B) ANY TRANSACTION ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL OR (C) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL AND (ii) CERTIFIES THAT NEITHER SECURED PARTY NOR ANY REPRESENTATIVE OF SECURED PARTY HAS REPRESENTED TO PLEDGOR THAT SECURED PARTY WILL NOT SEEK TO ENFORCE THE WAIVER MADE BY PLEDGOR IN THIS SECTION 7(j).

(k) This Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until all of the Indebtedness and any extensions or renewals thereof shall be finally and irrevocably paid in full.

Dated this 4th day of December, 2009.

PLEDGOR: HARLEYSVILLE NATIONAL CORPORATION

By:	/s/ Paul D. Geraghty
Name: Title:	Paul D. Geraghty President & CEO

SCHEDULE A

Pledged Stock:

Certificate No. 1 evidencing 2,050,000 shares of capital stock of Harleysville National Bank and Trust Company.

Original certificates of stock must be delivered with agreement, together with Blank Stock Powers.